Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

    Endurance Specialty Holdings Ltd.

    Wellesley House, 90 Pitts Bay Rd.

    Pembroke HM 08, Bermuda

    Investor Relations

    Phone: (441) 278-0988

    Fax: (441) 278-0493

    email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2012.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•

All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2012 and 2011 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•

Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM—Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED MARCH 31,		Previous Quarter
		2013	2012	Change
HIGHLIGHTS	Net income	$100,299	$82,542	21.5%
	Net income available to common and participating common shareholders	92,111	74,354	23.9%
	Net income allocated to common shareholders	90,601	73,059	24.0%
	Operating income [a]	97,988	61,534	59.2%
	Operating income available to common and participating common shareholders [a]	89,800	53,346	68.3%
	Operating income allocated to common shareholders [a]	88,328	52,417	68.5%
	Operating cash flow	23,493	24,905	(5.7)%
	Net investment income	49,305	57,075	(13.6)%
	Gross premiums written	1,177,362	1,061,649	10.9%
	Net premiums written	908,915	843,056	7.8%
	Net premiums earned	420,117	411,635	2.1%
	Total assets	9,431,481	8,968,828	5.2%
	Total shareholders’ equity	2,766,250	2,684,538	3.0%

PER SHARE	Basic and diluted earnings per common share
AND SHARES DATA	Net income (as reported)	$2.14	$1.72	24.4%
	Operating income (as reported) [a]	$2.08	$1.24	67.7%
	Diluted earnings per common share
	Net income (as reported)	$2.13	$1.72	23.8%
	Operating income (as reported) [a]	$2.08	$1.23	69.1%
As Reported	Weighted average common shares outstanding	42,431	42,436	—
	Weighted average common shares outstanding and dilutive potential common shares [e]	42,444	42,489	(0.1)%
	Common dividends paid per share	$0.32	$0.31	3.2%
Book Value Per	Book value [b]	$55.10	$52.97	4.0%
Common Share	Diluted book value (treasury stock method) [b]	$54.10	$51.90	4.2%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [c]	4.0%	3.4%	0.6
	ROAE, operating income [a] [c]	3.9%	2.4%	1.5
	Return on beg. common equity (ROBE), net income [d]	4.0%	3.4%	0.6
	ROBE, operating income [a] [d]	3.9%	2.4%	1.5
	Annualized ROAE, net income [c]	16.0%	13.4%	2.6
	Annualized ROAE, operating income [a] [c]	15.6%	9.6%	6.0
	Annualized ROBE, net income [d]	16.2%	13.6%	2.6
	Annualized ROBE, operating income [a] [d]	15.8%	9.8%	6.0
	Annualized investment yield	3.1%	3.8%	(0.7)
GAAP	Loss ratio	52.1%	63.9%	(11.8)
	Acquisition expense ratio	17.1%	16.6%	0.5
	General and administrative expense ratio	15.8%	16.0%	(0.2)

	Combined ratio	85.0%	96.5%	(11.5)

[a]	Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 24 for a reconciliation to net income.
[b]	For detailed calculations, please refer to page 25.
[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $430 million liquidation value of the preferred shares.
[d]	Beginning common equity for the stated periods excludes the $430 million liquidation value of the preferred shares.
[e]	Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

1

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME (LOSS)—QUARTERLY

	QUARTERS ENDED
	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	MAR. 31, 2011
UNDERWRITING REVENUES
Gross premiums written	$1,177,362	$262,046	$621,255	$604,076	$1,061,649	$1,000,358
Premiums ceded	(268,447)	(74,100)	(107,175)	(119,663)	(218,593)	(201,486)

Net premiums written	$908,915	$187,946	$514,080	$484,413	$843,056	$798,872
Change in unearned premiums	(488,798)	343,107	37,792	34,927	(431,421)	(416,039)

Net premiums earned	$420,117	$531,053	$551,872	$519,340	$411,635	$382,833
Other underwriting income (loss)	749	(520)	(1,347)	19	(335)	(1,069)

Total underwriting revenues	$420,866	$530,533	$550,525	$519,359	$411,300	$381,764

UNDERWRITING EXPENSES
Net losses and loss expenses	$218,970	$504,808	$407,523	$345,897	$262,767	$401,853
Acquisition expenses	71,636	73,780	88,782	72,128	68,489	65,618
General and administrative expenses	66,478	54,324	52,715	62,609	66,041	65,961

Total underwriting expenses	$357,084	$632,912	$549,020	$480,634	$397,297	$533,432

Underwriting income (loss)	$63,782	($102,379)	$1,505	$38,725	$14,003	($151,668)

OTHER OPERATING REVENUE
Net investment income	$49,305	$38,603	$45,882	$31,766	$57,075	$52,501
Interest expense	(9,038)	(9,042)	(9,041)	(9,044)	(9,047)	(9,054)
Amortization of intangibles	(2,101)	(2,359)	(2,434)	(2,777)	(2,777)	(2,798)

Total other operating revenue	$38,166	$27,202	$34,407	$19,945	$45,251	$40,649

INCOME (LOSS) BEFORE OTHER ITEMS	$101,948	($75,177)	$35,912	$58,670	$59,254	($111,019)
OTHER
Net foreign exchange (losses) gains	($2,927)	$1,212	($3,774)	$336	$18,137	$6,918
Net realized and unrealized investment gains	6,235	41,881	10,097	14,958	5,203	3,775
Total other-than-temporary impairment losses	(806)	(90)	(126)	(148)	—	(1,256)
Portion of loss recognised in other comprehensive (loss) income	—	—	(5)	(259)	(219)	(391)

Net impairment losses recognised in earnings (losses)	(806)	(90)	(131)	(407)	(219)	(1,647)
Income tax (expense) benefit	(4,151)	(453)	(1,986)	(1,074)	167	14,556

NET INCOME (LOSS)	$100,299	($32,627)	$40,118	$72,483	$82,542	($87,417)
Preferred dividends	(8,188)	(8,186)	(8,188)	(8,188)	(8,188)	(3,875)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$92,111	($40,813)	$31,930	$64,295	$74,354	($91,292)

KEY RATIOS/PER SHARE DATA
Loss ratio	52.1%	95.1%	73.8%	66.5%	63.9%	105.0%
Acquisition expense ratio	17.1%	13.9%	16.1%	13.9%	16.6%	17.1%
General and administrative expense ratio	15.8%	10.2%	9.6%	12.1%	16.0%	17.2%

Combined ratio	85.0%	119.2%	99.5%	92.5%	96.5%	139.3%

Basic earnings (losses) per common share	$2.14	($0.96)	$0.74	$1.48	$1.72	($2.25)
Diluted earnings (losses) per common share [b]	$2.13	($0.96)	$0.74	$1.48	$1.72	($2.25)
ROAE, net income (loss) [a]	4.0%	(1.8)%	1.4%	2.8%	3.4%	(3.8)%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million (2011—$200 million).
[b]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME (LOSS)—PRIOR YEARS

	YEAR ENDED
	DEC. 31, 2012	DEC. 31, 2011
UNDERWRITING REVENUES
Gross premiums written	$2,549,026	$2,467,114
Premiums ceded	(519,531)	(487,293)

Net premiums written	$2,029,495	$1,979,821
Change in unearned premiums	(15,595)	(48,428)

Net premiums earned	$2,013,900	$1,931,393
Other underwriting loss	(2,183)	(3,547)

Total underwriting revenues	$2,011,717	$1,927,846

UNDERWRITING EXPENSES
Losses and loss expenses	$1,520,995	$1,632,666
Acquisition expenses	303,179	282,911
General and administrative expenses	235,689	264,152

Total underwriting expenses	$2,059,863	$2,179,729

Underwriting loss	($48,146)	($251,883)

OTHER OPERATING REVENUE
Net investment income	$173,326	$147,037
Interest expense	(36,174)	(36,254)
Amortization of intangibles	(10,347)	(11,213)

Total other operating revenue	$126,805	$99,570

INCOME (LOSS) BEFORE OTHER ITEMS	$78,659	($152,313)
OTHER
Net foreign exchange gains	$15,911	$7,422
Net realized and unrealized investment gains	72,139	31,671
Total other-than-temporary impairment losses	(364)	(2,659)
Portion of loss recognised in other comprehensive income	(483)	(861)

Net impairment losses recognised in earnings (losses)	(847)	(3,520)
Income tax (expense) benefit	(3,346)	23,006

NET INCOME (LOSS)	$162,516	($93,734)
Preferred dividends	(32,750)	(24,125)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$129,766	($117,859)

KEY RATIOS/PER SHARE DATA
Loss ratio	75.5%	84.6%
Acquisition expense ratio	15.1%	14.6%
General and administrative expense ratio	11.7%	13.7%

Combined ratio	102.3%	112.9%

Basic earnings (losses) per common share	$3.00	($2.95)
Diluted earnings (losses) per common share [b]	$3.00	($2.95)
ROAE, net income (loss) [a]	5.8%	(4.9)%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million (2010 - $200 million).
[b]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012
ASSETS
Cash and cash equivalents	$857,187	$1,124,019	$895,776	$842,180	$679,634
Fixed maturity investments available for sale, at fair value	5,008,753	4,868,150	5,052,963	5,081,814	5,131,035
Short term investments available for sale, at fair value	1,400	42,230	62,713	40,913	54,919
Equity securities available for sale, at fair value	188,927	86,997	83,085	70,652	67,238
Other investments	554,715	517,546	478,911	478,860	432,428
Premiums receivable, net	1,193,578	601,952	1,136,130	1,289,478	1,188,186
Insurance and reinsurance balances receivable	106,222	105,663	112,926	115,904	95,840
Deferred acquisition costs	212,953	168,252	215,811	196,693	191,690
Prepaid reinsurance premiums	340,066	166,702	228,854	258,522	280,094
Reinsurance recoverable on unpaid losses	588,576	691,783	1,058,362	595,328	478,008
Reinsurance recoverable on paid losses	11,891	83,159	18,285	23,119	19,514
Accrued investment income	24,865	27,166	23,937	27,383	25,669
Goodwill and intangible assets	169,899	172,000	174,309	176,743	179,051
Deferred tax assets	41,505	43,501	36,092	36,376	34,802
Receivable on pending investment sales	35,608	9,144	76,907	30,776	33,969
Other assets	95,336	86,708	99,294	75,387	76,751

TOTAL ASSETS	$9,431,481	$8,794,972	$9,754,355	$9,340,128	$8,968,828

LIABILITIES
Reserve for losses and loss expenses	$4,026,536	$4,240,876	$4,509,442	$3,984,622	$3,760,829
Reserve for unearned premiums	1,625,883	965,244	1,370,491	1,437,482	1,494,324
Deposit liabilities	22,533	22,220	23,557	24,938	26,950
Reinsurance balances payable	203,048	110,843	256,674	306,122	293,726
Debt	527,421	527,339	527,341	527,299	527,180
Payable on pending investment purchases	111,969	81,469	102,874	186,652	65,385
Other liabilities	147,841	136,384	153,102	125,771	115,896

TOTAL LIABILITIES	$6,665,231	$6,084,375	$6,943,481	$6,592,886	$6,284,290

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000
Series B, non-cumulative	9,200	9,200	9,200	9,200	9,200
Common shares	43,169	43,116	43,294	43,296	43,387
Additional paid-in capital	520,257	527,915	533,284	531,145	528,677
Accumulated other comprehensive income	137,439	152,463	193,239	150,252	140,795
Retained earnings	2,048,185	1,969,903	2,023,857	2,005,349	1,954,479

TOTAL SHAREHOLDERS’ EQUITY	$2,766,250	$2,710,597	$2,810,874	$2,747,242	$2,684,538

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$9,431,481	$8,794,972	$9,754,355	$9,340,128	$8,968,828

check
Book value per common share	$55.10	$53.75	$55.85	$54.37	$52.97
Diluted book value per common share (treasury stock method)	$54.10	$52.88	$54.95	$53.48	$51.90
RATIOS
Debt-to-capital	16.0%	16.3%	15.8%	16.1%	16.4%

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ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril

(in millions of dollars)

Largest 1 in 100 year PML as of January 1, 2013 is equal to 15.5% of Shareholders’ Equity as of March 31, 2013.

	Estimated Occurrence Net Loss as of January 1, 2013						Jan. 1, 2012	Jan. 1, 2011
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period
United States	Hurricane*	$215	$309	$370	$429	$515	$574	$567
Europe	Windstorm	85	170	254	346	457	384	463
California	Earthquake	51	223	343	395	518	409	456
Japan	Windstorm	17	89	160	201	227	317	363
Northwest U.S.	Earthquake	—	7	51	154	265	206	238
Japan	Earthquake	9	54	82	111	172	189	143
United States	Tornado/Hail	36	53	69	86	111	123	84
Australia	Earthquake	—	6	28	88	183	73	71
New Zealand	Earthquake	—	2	7	24	55	29	44
Australia	Windstorm	3	11	29	53	98	48	36
New Madrid	Earthquake	—	—	—	10	88	12	12

The net loss estimates by zone above represent estimated losses related to our property, catastrophe and aerospace and marine lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.

Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012.

*	United States Windstorm estimated net losses as of January 1, 2013 are based on RMS version 11.0 and include reinstatement premiums, if applicable.

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ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION

FOR THE QUARTER ENDED MARCH 31, 2013

Net Premiums Written = $908.9 million

[a]	Other specialty includes the agriculture line in the Insurance segment and the other specialty line in the Reinsurance segment.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2013			MAR. 31, 2012
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$652,943	$524,419	$1,177,362	$635,347	$426,302	$1,061,649

Net premiums written	$404,694	$504,221	$908,915	$427,781	$415,275	$843,056

Net premiums earned	$151,152	$268,965	$420,117	$161,630	$250,005	$411,635
Other underwriting income (loss)	—	749	749	—	(335)	(335)

Total underwriting revenues	$151,152	$269,714	$420,866	$161,630	$249,670	$411,300

UNDERWRITING EXPENSES
Net losses and loss expenses	$99,464	$119,506	$218,970	$113,702	$149,065	$262,767
Acquisition expenses	14,616	57,020	71,636	16,214	52,275	68,489
General and administrative expenses	35,627	30,851	66,478	34,435	31,606	66,041

Total expenses	$149,707	$207,377	$357,084	$164,351	$232,946	$397,297

UNDERWRITING INCOME (LOSS)	$1,445	$62,337	$63,782	($2,721)	$16,724	$14,003

GAAP RATIOS
Loss ratio	65.7%	44.4%	52.1%	70.4%	59.7%	63.9%
Acquisition expense ratio	9.7%	21.2%	17.1%	10.0%	20.9%	16.6%
General and administrative expense ratio	23.6%	11.5%	15.8%	21.3%	12.6%	16.0%

Combined ratio AS REPORTED	99.0%	77.1%	85.0%	101.7%	93.2%	96.5%

Effect of favorable prior accident year reserve development	11.4%	12.4%	12.1%	4.9%	3.6%	4.1%

Combined ratio net of prior accident year reserve development	110.4%	89.5%	97.1%	106.6%	96.8%	100.6%

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ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	MAR. 31, 2011
UNDERWRITING REVENUES
Gross premiums written	$652,943	$177,116	$324,808	$292,659	$635,347	$625,831

Net premiums written	$404,694	$106,652	$221,265	$186,659	$427,781	$432,296

Net premiums earned	$151,152	$244,101	$283,273	$266,085	$161,630	$162,492
Other underwriting loss	—	—	(1,384)	(1,300)	—	—

Total underwriting revenues	$151,152	$244,101	$281,889	$264,785	$161,630	$162,492

UNDERWRITING EXPENSES
Net losses and loss expenses	$99,464	$244,985	$288,750	$208,504	$113,702	$98,836
Acquisition expenses	14,616	17,332	24,506	17,545	16,214	16,308
General and administrative expenses	35,627	28,445	29,409	32,819	34,435	36,806

Total expenses	$149,707	$290,762	$342,665	$258,868	$164,351	$151,950

UNDERWRITING INCOME (LOSS)	$1,445	($46,661)	($60,776)	$5,917	($2,721)	$10,542

GAAP RATIOS
Loss ratio	65.7%	100.3%	101.9%	78.4%	70.4%	60.8%
Acquisition expense ratio	9.7%	7.1%	8.7%	6.6%	10.0%	10.0%
General and administrative expense ratio	23.6%	11.7%	10.4%	12.3%	21.3%	22.7%

Combined ratio AS REPORTED	99.0%	119.1%	121.0%	97.3%	101.7%	93.5%

Effect of favorable prior accident year reserve development	11.4%	3.0%	6.2%	5.1%	4.9%	21.3%

Combined ratio net of prior accident year reserve development	110.4%	122.1%	127.2%	102.4%	106.6%	114.8%

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ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	MAR. 31, 2011
UNDERWRITING REVENUES
Gross premiums written	$524,419	$84,930	$296,447	$311,417	$426,302	$374,527

Net premiums written	$504,221	$81,294	$292,815	$297,754	$415,275	$366,576

Net premiums earned	$268,965	$286,952	$268,599	$253,255	$250,005	$220,341
Other underwriting income (loss)	749	(520)	37	1,319	(335)	(1,069)

Total underwriting revenues	$269,714	$286,432	$268,636	$254,574	$249,670	$219,272

UNDERWRITING EXPENSES
Net losses and loss expenses	$119,506	$259,823	$118,773	$137,393	$149,065	$303,017
Acquisition expenses	57,020	56,448	64,276	54,583	52,275	49,310
General and administrative expenses	30,851	25,879	23,306	29,790	31,606	29,155

Total expenses	$207,377	$342,150	$206,355	$221,766	$232,946	$381,482

UNDERWRITING INCOME (LOSS)	$62,337	($55,718)	$62,281	$32,808	$16,724	($162,210)

GAAP RATIOS
Loss ratio	44.4%	90.5%	44.2%	54.2%	59.7%	137.5%
Acquisition expense ratio	21.2%	19.7%	23.9%	21.6%	20.9%	22.4%
General and administrative expense ratio	11.5%	9.0%	8.7%	11.8%	12.6%	13.2%

Combined ratio AS REPORTED	77.1%	119.2%	76.8%	87.6%	93.2%	173.1%

Effect of favorable prior accident year reserve development	12.4%	7.2%	14.2%	2.3%	3.6%	6.4%

Combined ratio net of prior accident year reserve development	89.5%	126.4%	91.0%	89.9%	96.8%	179.5%

9

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	MAR. 31, 2011
INSURANCE SEGMENT
Agriculture	$564,474	$64,798	$171,826	$133,439	$533,667	$508,705
Casualty and other specialty	56,467	59,942	90,873	90,019	55,491	56,967
Professional lines	20,964	39,242	43,209	51,019	36,345	35,469
Property	11,038	13,134	18,900	18,182	9,844	24,690

TOTAL INSURANCE	$652,943	$177,116	$324,808	$292,659	$635,347	$625,831

REINSURANCE SEGMENT
Catastrophe	$147,866	$24,112	$38,871	$172,222	$143,182	$138,247
Property	148,411	31,065	157,742	54,026	106,746	70,087
Casualty	151,702	24,961	77,781	58,897	121,674	116,352
Other specialty	76,440	4,792	22,053	26,272	54,700	49,841

TOTAL REINSURANCE	$524,419	$84,930	$296,447	$311,417	$426,302	$374,527

REPORTED TOTALS	$1,177,362	$262,046	$621,255	$604,076	$1,061,649	$1,000,358

10

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	MAR. 31, 2011
INSURANCE SEGMENT
Agriculture	$341,130	$25,413	$106,180	$67,249	$354,920	$346,472
Casualty and other specialty	43,261	43,683	66,686	64,588	41,823	42,115
Professional lines	14,203	30,044	34,804	42,832	30,205	31,124
Property	6,100	7,512	13,595	11,990	833	12,585

TOTAL INSURANCE	$404,694	$106,652	$221,265	$186,659	$427,781	$432,296

REINSURANCE SEGMENT
Catastrophe	$131,398	$22,073	$36,484	$158,865	$133,718	$131,123
Property	148,411	31,065	157,742	54,033	106,746	70,087
Casualty	150,273	24,960	77,781	58,895	120,437	115,554
Other specialty	74,139	3,196	20,808	25,961	54,374	49,812

TOTAL REINSURANCE	$504,221	$81,294	$292,815	$297,754	$415,275	$366,576

REPORTED TOTALS	$908,915	$187,946	$514,080	$484,413	$843,056	$798,872

11

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	MAR. 31, 2011
INSURANCE SEGMENT
Agriculture	$56,431	$142,851	$183,277	$162,703	$59,969	$59,808
Casualty and other specialty	54,123	55,425	53,060	53,757	53,234	49,916
Professional lines	30,924	35,530	35,577	36,719	33,884	36,175
Property	9,674	10,295	11,359	12,906	14,543	16,593

TOTAL INSURANCE	$151,152	$244,101	$283,273	$266,085	$161,630	$162,492

REINSURANCE SEGMENT
Catastrophe	$84,795	$95,050	$85,983	$81,334	$82,337	$76,335
Property	86,555	92,757	74,818	70,546	68,378	52,452
Casualty	71,070	73,911	79,135	74,049	73,252	64,953
Other specialty	26,545	25,234	28,663	27,326	26,038	26,601

TOTAL REINSURANCE	$268,965	$286,952	$268,599	$253,255	$250,005	$220,341

REPORTED TOTALS	$420,117	$531,053	$551,872	$519,340	$411,635	$382,833

12

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

FOR THE QUARTER
ENDED MAR. 31, 2013
Average common equity [a]	$2,308,424
Net premiums earned	$420,117
Combined ratio	85.0%
Operating margin	15.0%
Premium leverage	0.18x

Implied ROAE from underwriting activity	2.7%

Average cash and invested assets at amortized cost	$6,411,315
Investment leverage	2.78x
Year to date investment income yield, pretax	0.8%

Implied ROAE from investment activity	2.2%

Financing Costs [b]	(0.7)%

Implied Pre-tax Operating ROAE, for period [c]	4.2%

Implied Pre-tax Operating ROAE, annualized [c]	16.8%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $430 million).
[b]	Financing costs include interest expense and preferred dividends.
[c]	Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity—underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activites and the tax-effected impact of amortization expense.

13

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED				YEARS ENDED DECEMBER 31,
	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	2012	2011
Average common equity [a]	$2,308,424	$2,330,736	$2,349,058	$2,285,890	$2,230,881	$2,451,346
Net premiums earned	$420,117	$531,053	$551,872	$519,340	$2,013,900	$1,931,393
Premium leverage	0.18x	0.23x	0.23x	0.23x	0.90x	0.79x

Annualized premium leverage	0.72x	0.92x	0.92x	0.92x	0.90x	0.79x

Average cash and invested assets at amortized cost	$6,411,315	$6,394,427	$6,288,639	$6,206,710	$6,303,881	$6,130,518

Investment leverage	2.78x	2.74x	2.68x	2.72x	2.83x	2.50x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

14

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO

AS OF MARCH 31, 2013 AND DECEMBER 31, 2012

	March 31, 2013		December 31, 2012
	Fair Value	Percentage	Fair Value	Percentage
Type of Investment
Cash and equivalents [a]	$780,826	11.9%	$1,051,694	16.0%
Short-term investments	1,400	—	42,230	0.6%
Fixed maturity investments
U.S. government and government agencies notes	691,084	10.6%	737,535	11.2%
Government and agency guaranteed corporates	75,492	1.2%	64,464	1.0%
U.S. government agency residential mortgage-backed securities	1,166,980	17.9%	1,197,788	18.2%
U.S. government agency commercial mortgage-backed securities	27,197	0.4%	25,684	0.4%
Municipals	39,432	0.6%	38,894	0.6%
Foreign government	148,607	2.3%	109,337	1.7%
Corporate securities	1,444,619	22.1%	1,373,671	20.9%
Non-agency residential mortgage-backed securities	77,445	1.2%	82,791	1.3%
Non-agency commercial mortgage-backed securities	812,960	12.4%	755,695	11.6%
Asset-backed securities [b]	524,937	8.0%	482,291	7.3%
Equity securities
Equity investments	132,007	2.0%	66,309	0.9%
Emerging market debt fund	30,276	0.5%	10,576	0.2%
Preferred equity investments	11,333	0.2%	10,112	0.2%
Short-term fixed income fund	15,311	0.2%	—	—
Other investments [c]	554,715	8.5%	517,546	7.9%

Total	$6,534,621	100.0%	$6,566,617	100.0%

	Fair Value	Percentage	Fair Value	Percentage
Ratings [d]
U.S. government and government agencies notes	$691,084	13.8%	$737,535	15.0%
AAA/Aaa	1,091,358	21.8%	993,277	20.2%
AA/Aa	1,797,292	35.8%	1,821,250	37.1%
A/A	1,014,077	20.2%	993,307	20.2%
BBB	264,449	5.3%	219,017	4.5%
Below BBB	148,391	3.0%	143,198	2.9%
Not Rated	3,502	0.1%	2,796	0.1%

Total	$5,010,153	100.0%	$4,910,380	100.0%

	March 31, 2013	December 31, 2012
Performance
Yield [e]	3.1%	2.8%
Duration in years [f]	2.78	2.49

Investment Income	Quarter Ended Mar. 31, 2013	Quarter Ended Dec. 31, 2012	Quarter Ended Sept. 30, 2012	Quarter Ended June 30, 2012	Quarter Ended Mar. 31, 2012
Cash and available for sale securities	$26,246	$27,645	$30,832	$31,840	$33,950
Other investments	23,059	10,958	15,050	(74)	23,125

Total net investment income	$49,305	$38,603	$45,882	$31,766	$57,075

Note:	[a] Cash and equivalents, including operating cash, are shown net of investments pending settlement.
[b]	Includes CLOs of $110.2 million (2012: $105.5 million) and CDOs of $7.8 million (2012: $8.5 million).
[c]	Other investments includes investments in alternative and specialty funds.
[d]	Excludes cash and equivalents, equity securities and other investments.
[e]	Earned yield for the quarter ending 3/31/13 and twelve months ending 12/31/12 excludes realized and unrealized gains and losses on fixed maturity investments.
[f]	Duration excludes other investments and operating cash.

15

ENDURANCE SPECIALTY HOLDINGS LTD.

LARGEST TWENTY-FIVE CORPORATE HOLDINGS

AS OF MAR. 31, 2013

	March 31, 2013
	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Credit Quality (4)
ISSUER (1) (2) (3)
MORGAN STANLEY	$39,104	$40,381	$1,277	A-
CITIGROUP INC	39,129	39,590	461	A-
GOLDMAN SACHS GROUP INC/THE	38,180	38,675	495	A-
BANK OF AMERICA CORP	37,025	37,498	473	A-
JPMORGAN CHASE & CO	36,501	37,286	785	A
GENERAL ELECTRIC CO	36,909	37,103	194	AA+
AT&T INC	28,111	28,402	291	A-
NOVARTIS AG	22,650	23,753	1,103	AA-
PHILIP MORRIS INTERNATIONAL INC	22,817	23,568	751	A
NEW YORK LIFE INSURANCE COMPANY	22,182	22,841	659	AA+
US BANCORP	22,008	22,660	652	A+
VERIZON COMMUNICATIONS INC	20,734	21,916	1,182	A-
CAPITAL ONE FINANCIAL CORPORATION	21,000	21,021	21	BBB
HSBC HOLDINGS PLC	20,587	20,923	336	A+
COMCAST CORPORATION	19,111	19,793	682	A-
FORD MOTOR COMPANY	18,676	18,880	204	BB+
METLIFE INC	18,105	18,251	146	A-
PRINCIPAL LIFE GLOBAL FUNDING II	17,624	17,714	90	A+
EDISON INTERNATIONAL	16,562	17,390	828	A
AMERICAN EXPRESS COMPANY	17,378	17,377	(1)	A-
NATIONAL GRID PLC	14,149	16,352	2,203	A-
CREDIT SUISSE GROUP AG	16,114	16,185	71	A+
PRUDENTIAL FINANCIAL INC	14,602	14,980	378	A+
SOUTHERN COMPANY (THE)	14,585	14,576	(9)	A
INTERNATIONAL BUSINESS MACHINES CORP	14,260	14,484	224	AA-

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.
(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.
(3)	Includes preferred equity securities.
(4)	Represents weighted average credit quality of underlying issues.

16

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED MAR. 31, 2013
	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$4,240,876	($691,783)	$3,549,093

Incurred related to:
Current year	377,762	(108,124)	269,638
Prior years	(28,022)	(22,646)	(50,668)

Total Incurred	349,740	(130,770)	218,970

Paid related to:
Current year	(3,390)	1,837	(1,553)
Prior years	(543,651)	231,983	(311,668)

Total Paid	(547,041)	233,820	(313,221)

Foreign currency translation	(17,039)	157	(16,882)

Balance, end of period	$4,026,536	($588,576)	$3,437,960

17

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIOD ENDED MAR. 31, 2013

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2013	($17,295)	($33,373)	($50,668)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2012

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2012	($7,847)	($9,054)	($16,901)
Quarter ended June 30, 2012	(13,633)	(5,919)	(19,552)
Quarter ended September 30, 2012	(17,439)	(38,203)	(55,642)
Quarter ended December 31, 2012	(7,267)	(20,795)	(28,062)

Year ended December 31, 2012	($46,186)	($73,971)	($120,157)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2011

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2011	($34,612)	($14,093)	($48,705)
Quarter ended June 30, 2011	(23,190)	(21,591)	(44,781)
Quarter ended September 30, 2011	(12,411)	(32,002)	(44,413)
Quarter ended December 31, 2011	(566)	(41,513)	(42,079)

Year ended December 31, 2011	($70,779)	($109,199)	($179,978)

18

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY LINE OF BUSINESS

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED
	MAR. 31, 2013	DEC. 31, 2012	SEPT. 30, 2012	JUNE 30, 2012	MAR. 31, 2012	DEC. 31, 2012
INSURANCE SEGMENT
Agriculture	($4,733)	($768)	($2,701)	($2,766)	($3,069)	($9,304)
Casualty and other specialty	(4,577)	(6,506)	(4,146)	(7,902)	852	(17,702)
Professional lines	302	1,424	(5,937)	(347)	(1,183)	(6,043)
Property	(8,287)	(1,417)	(4,655)	(2,618)	(4,447)	(13,137)

TOTAL INSURANCE	(17,295)	(7,267)	(17,439)	(13,633)	(7,847)	(46,186)

REINSURANCE SEGMENT
Catastrophe	(11,911)	(7,134)	(5,745)	(8,485)	(9,050)	($30,414)
Property	(1,205)	(6,707)	(10,527)	5,474	12,030	270
Casualty	(14,156)	(3,302)	(9,350)	(1,253)	(5,060)	(18,965)
Other specialty	(6,101)	(3,652)	(12,581)	(1,655)	(6,974)	(24,862)

TOTAL REINSURANCE	(33,373)	(20,795)	(38,203)	(5,919)	(9,054)	(73,971)

REPORTED TOTALS	($50,668)	($28,062)	($55,642)	($19,552)	($16,901)	($120,157)

19

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance					Reinsurance					Reported Totals
	Agriculture	Casualty and other specialty	Professional lines	Property	Subtotal	Catastrophe	Property	Casualty	Other specialty	Subtotal	Total
AT MAR. 31, 2013
Case reserves	$171,382	$327,726	$127,426	$27,993	$654,527	$173,606	$249,203	$290,399	$101,862	$815,070	$1,469,597
Total reserves	$307,140	$1,252,914	$517,849	$42,962	$2,120,865	$288,537	$394,088	$975,821	$247,225	$1,905,671	$4,026,536
Case reserves / Total reserves	55.8%	26.2%	24.6%	65.2%	30.9%	60.2%	63.2%	29.8%	41.2%	42.8%	36.5%

IBNR / Total reserves	44.2%	73.8%	75.4%	34.8%	69.1%	39.8%	36.8%	70.2%	58.8%	57.2%	63.5%

AT DEC. 31, 2012
Case reserves	$392,457	$308,611	$110,441	$54,196	$865,705	$201,105	$281,681	$296,494	$119,261	$898,541	$1,764,246
Total reserves	$464,043	$1,252,900	$497,260	$72,849	$2,287,052	$298,328	$415,460	$976,476	$263,560	$1,953,824	$4,240,876
Case reserves / Total reserves	84.6%	24.6%	22.2%	74.4%	37.9%	67.4%	67.8%	30.4%	45.3%	46.0%	41.6%

IBNR / Total reserves	15.4%	75.4%	77.8%	25.6%	62.1%	32.6%	32.2%	69.6%	54.7%	54.0%	58.4%

AT SEPT. 30, 2012
Case reserves	$730,853	$314,101	$87,156	$24,669	$1,156,779	$177,506	$237,824	$288,979	$123,213	$827,522	$1,984,301
Total reserves	$868,497	$1,238,957	$477,427	$50,205	$2,635,086	$277,304	$354,069	$968,913	$274,070	$1,874,356	$4,509,442
Case reserves / Total reserves	84.2%	25.4%	18.3%	49.1%	43.9%	64.0%	67.2%	29.8%	45.0%	44.1%	44.0%

IBNR / Total reserves	15.8%	74.6%	81.7%	50.9%	56.1%	36.0%	32.8%	70.2%	55.0%	55.9%	56.0%

AT JUNE 30, 2012
Case reserves	$242,751	$307,116	$84,276	$30,242	$664,385	$185,675	$227,867	$289,296	$132,809	$835,647	$1,500,032
Total reserves	$392,441	$1,199,318	$465,439	$56,625	$2,113,823	$286,360	$350,377	$963,890	$270,172	$1,870,799	$3,984,622
Case reserves / Total reserves	61.9%	25.6%	18.1%	53.4%	31.4%	64.8%	65.0%	30.0%	49.2%	44.7%	37.6%

IBNR / Total reserves	38.1%	74.4%	81.9%	46.6%	68.6%	35.2%	35.0%	70.0%	50.8%	55.3%	62.4%

AT MAR. 31, 2012
Case reserves	$52,447	$325,364	$83,340	$29,992	$491,143	$202,634	$212,539	$276,351	$136,051	$827,575	$1,318,718
Total reserves	$172,143	$1,197,280	$444,979	$55,935	$1,870,337	$319,233	$349,473	$950,766	$271,020	$1,890,492	$3,760,829
Case reserves / Total reserves	30.5%	27.2%	18.7%	53.6%	26.3%	63.5%	60.8%	29.1%	50.2%	43.8%	35.1%

IBNR / Total reserves	69.5%	72.8%	81.3%	46.4%	73.7%	36.5%	39.2%	70.9%	49.8%	56.2%	64.9%

20

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	QUARTER ENDED	YEARS ENDED DECEMBER 31,		INCEPTION TO
	MAR. 31, 2013	2012	2011	MAR. 31, 2013
Income (Loss) and Return on Equity:
Net income (loss) available (attributable) to common and participating common shareholders	$92,111	$129,766	($117,859)	$2,563,258
Operating income (loss) available (attributable) to common and participating common shareholders	89,800	54,295	(152,303)	2,481,405
Average Shareholders’ equity [a]	2,308,424	2,230,881	2,414,659	2,002,657

Net income (loss) return on average equity	4.0%	5.8%	(4.9)%	11.4%	[c]
Operating return on average equity	3.9%	2.4%	(6.3)%	11.0%	[c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$54.10	$52.88	$50.56	$54.10
Dividends paid per share	0.32	1.24	1.20	9.89

Change in diluted book value per common share	2.3%	4.6%	(4.1)%	15.9%	[c]

Total return to common shareholders [b]	2.9%	7.0%	(1.9)%	20.5%	[c]

[a]	Excludes the $430 million (2010—$200 million) liquidation value of the preferred shares.
[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c]	Represents average non-compounded annual returns since December 31, 2001.

21

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION—TWO CLASS METHOD

		QUARTERS ENDED MAR. 31,
		2013	2012
DILUTIVE SHARES OUTSTANDING:	Average market price per share	$43.92	$38.69
AS REPORTED	Basic weighted average common shares outstanding [a]	42,431	42,436
	Add: weighted avg. unvested restricted share units	1	10
	Weighted average exercise price per share	—	—
	Proceeds from unrecognized restricted share unit expense	$10	$22
	Less: restricted share units bought back via treasury method	—	—
	Add: weighted avg. dilutive options outstanding	32	109
	Weighted average exercise price per share	$27.67	$23.50
	Proceeds from unrecognized option expense	—	—
	Less: options bought back via treasury method	(20)	(66)

	Weighted average dilutive shares outstanding [b]	42,444	42,489

Notes:	[a] Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.

[b]    Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

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ENDURANCE SPECIALTY HOLDINGS LTD.

EARNINGS PER SHARE INFORMATION—TWO CLASS METHOD

	QUARTERS ENDED MAR. 31,
	2013	2012
Net income	$100,299	$82,542
Less preferred dividends	(8,188)	(8,188)

Net income available to common and participating common shareholders	$92,111	$74,354
Less amount allocated to participating common shareholders [a]	(1,510)	(1,295)

Net income available allocated to common shareholders	$90,601	$73,059

Denominator:
Weighted average shares—basic	42,431	42,436

Share Equivalents
Options	12	43
Restricted share units	1	10

Weighted average shares—diluted	42,444	42,489

Basic earnings per common share	$2.14	$1.72

Diluted earnings per common share [b]	$2.13	$1.72

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

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ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION

EARNINGS PER SHARE INFORMATION—TWO CLASS METHOD

	Two-Class Method
	QUARTERS ENDED MAR. 31,
	2013	2012
Net income	$100,299	$82,542
Add (less) after-tax items:
Net foreign exchange losses (gains)	2,909	(16,260)
Net realized and unrealized investment gains	(5,992)	(4,967)
Net impairment losses recognized in earnings	772	219

Operating income before preferred dividends	$97,988	$61,534
Preferred dividends	(8,188)	(8,188)

Operating income available to common and participating common shareholders	$89,800	$53,346
Less amount allocated to participating common shareholders [a]	(1,472)	(929)

Operating income allocated to common shareholders	$88,328	$52,417

Weighted average common shares outstanding
Basic	42,431	42,436
Dilutive	42,444	42,489

Basic per common share data
Net income allocated to common shareholders	$2.14	$1.72
Add (less) after-tax items:
Net foreign exchange losses (gains)	0.06	(0.38)
Net realized and unrealized investment gains	(0.14)	(0.11)
Net impairment losses recognized in earnings	0.02	0.01

Operating income allocated to common shareholders	$2.08	$1.24

Diluted per common share data
Net income allocated to common shareholders	$2.13	$1.72
Add (less) after-tax items:
Net foreign exchange losses (gains)	0.07	(0.38)
Net realized and unrealized investment gains	(0.14)	(0.12)
Net impairment losses recognized in earnings	0.02	0.01

Operating income allocated to common shareholders [b]	$2.08	$1.23

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b]	Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

24

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		MAR. 31,		DEC. 31,
		2013	2012	2012
DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$47.81	$40.66	$39.69
AS-IF CONVERTED [a]	Basic common shares outstanding	42,398	42,565	42,432
	Add: unvested restricted shares and restricted share units	772	833	686
	Add: dilutive options outstanding	28	102	40
	Weighted average exercise price per share	$27.61	$24.13	$27.76
	Book Value [b]	$2,336,250	$2,254,538	$2,280,597
	Add: proceeds from converted options	773	2,461	1,110

	Pro forma book value	$2,337,023	$2,256,999	$2,281,707
	Dilutive shares outstanding	43,198	43,500	43,158

	Basic book value per common share	$55.10	$52.97	$53.75
	Diluted book value per common share	$54.10	$51.89	$52.87

DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$47.81	$40.66	$39.69
TREASURY STOCK METHOD	Basic common shares outstanding	42,398	42,565	42,432
	Add: unvested restricted shares and restricted share units	772	833	686
	Add: dilutive options outstanding	28	102	40
	Weighted average exercise price per share	$27.61	$24.13	$27.76
	Less: options bought back via treasury method	(16)	(61)	(28)

	Dilutive shares outstanding	43,182	43,439	43,130

	Basic book value per common share	$55.10	$52.97	$53.75
	Diluted book value per common share	$54.10	$51.90	$52.88

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding
[b]	Excludes the $430 million liquidation value of the preferred shares.

25

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 24 for a reconciliation of operating income to net income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 25 for a reconciliation of diluted book value per common share to basic book value per common share.

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